                                                                    EXHIBIT 99.2

                                POPMAIL.COM, INC.
               UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION



The following pro forma unaudited combined financial statements are prepared to reflect the February 9, 2000 merger of the registrant, PopMail.com, inc. (PopMail) and IZ.com Incorporation (IZ.com), which was accounted for as a purchase. The pro forma unaudited combined financial information consists of pro forma unaudited combined statements of operations for the year ended January 2, 2000 and a pro forma unaudited combined balance sheet as of January 2, 2000. The pro forma unaudited combined statement of operations gives effect to the merger as if the transaction had occurred on January 3, 1999. The pro forma unaudited combined balance sheet gives effect to the acquisition as if it had occurred on January 2, 2000.

The pro forma unaudited combined financial statements give effect to certain adjustments, including: (1) the issuance of 417,916 shares of PopMail Series F Preferred Stock at an assumed conversion ratio of 25.66 shares of common stock;
(2) the recording of estimated costs related to the transaction, (3) the elimination of the stockholders deficit of IZ.com, and (4) the recording of the resulting goodwill created by the merger, as well as related amortization expense.

The periods presented conform to the fiscal year of the registrant.





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


                                POPMAIL.COM, INC.
                   PRO FORMA UNAUDITED COMBINED BALANCE SHEET
                                 JANUARY 2, 2000







                                                                                        Pro forma            Pro forma
                        ASSETS                            PopMail          IZ.com       adjustments            combined
                                                     -------------------------------------------------     -----------------
CURRENT ASSETS
  Cash and cash equivalents                          $     1,136,137   $      66,167   $             -     $       1,202,304

  Accounts receivable, net                                   275,655               -                 -               275,655
  Inventories                                                111,807               -                 -               111,807
  Other current assets                                       483,496               -                 -               483,496
                                                     -------------------------------------------------     -----------------
  Total current assets                                     2,007,095          66,167                 -             2,073,262
PROPERTY AND EQUIPMENT, NET                               14,866,802         233,135                 -            15,099,262
OTHER ASSETS                                                 344,121         395,665                 -               739,786
GOODWILL, net                                             36,277,346               -        49,481,575 (1)        85,758,921
                                                     -------------------------------------------------     -----------------
                                                     $    53,495,364   $     694,967   $    49,481,575     $     103,671,906
                                                     =================================================     =================
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
  Notes payable                                      $     6,037,518   $           -   $             -     $       6,037,518
  Accounts payable                                         1,604,952         950,646                 -             2,555,598
  Convertible promissory notes payable                     1,460,417               -                 -             1,460,417
  Current portion of long-term obligations                   193,833               -                 -               193,833
  Due to affiliates                                          120,000               -                 -               120,000
  Accrued compensation                                       529,336          26,291                 -               555,627
  Other accrued expenses                                     757,516               -                 -               757,516
                                                     -------------------------------------------------     -----------------
  Total current liabilities                               10,703,572         976,937                 -            11,680,509
DEFERRED RENT CREDITS                                      3,650,512               -                 -             3,650,512
LONG-TERM OBLIGATIONS, less current maturities             1,883,688       1,121,793                 -             3,005,481
                                                     -------------------------------------------------     -----------------
  Total liabilities                                       16,237,772       2,098,730                 -            18,336,502

COMMITMENTS AND CONTINGENCIES                                      -               -                 -                     -
SHAREHOLDERS' EQUITY
  Common stock                                               246,958           3,101            (3,101)(1)           246,958

  Preferred stock                                          3,331,000         141,114          (141,114)(1)        51,507,242
                                                                                            48,176,242 (1)
  Additional paid-in capital                              74,901,160       3,543,880        (3,543,880)(1)        74,901,160
  Less common stock subscribed and note receivable
  from affiliate                                          (2,850,000)        (98,430)                -            (2,948,430)
  Retained earnings (deficit)                            (38,371,526)     (4,993,428)        4,993,428 (1)       (38,371,526)
                                                     -------------------------------------------------     -----------------
                                                          37,257,592      (1,403,763)       49,481,575            85,335,404
                                                     -------------------------------------------------     -----------------
                                                     $    53,495,364   $     694,967   $    49,481,575     $     103,671,906
                                                     =================================================     =================




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


                                POPMAIL.COM INC.
              NOTES TO PRO FORMA UNAUDITED CONDENSED BALANCE SHEET
                                 JANUARY 2, 2000

(1) Reflects the issuance of shares and transaction expenses to effect the merger of IZ.com Incorporated with IZ Acquisition Corporation, a wholly owned subsidiary of PopMail, the elimination of stockholders deficit of IZ.com, and the recording of goodwill by PopMail as follows:



      PopMail Series F preferred stock issued                                                         287,408
      PopMail Series F preferred stock assumed issued for options                                     130,508
                                                                                           --------------------
          Total shares preferred stock issued                                                         417,916
      Conversion ratio of preferred to common upon shareholder approval                                 25.66
                                                                                           --------------------
                                                                                                   10,723,725
      Price per share of PopMail common                                                    $             4.46(a)
                                                                                           --------------------

          Total                                                                                    47,827,812
      Plus transaction expenses of IZ.com merger                                                      250,000
                                                                                           --------------------
      Total consideration and costs                                                                48,077,812

      Excess of IZ.com liabilities assumed over the fair value of assets purchased                  1,403,763
                                                                                           --------------------

      Goodwill created                                                                     $       49,481,575
                                                                                           ====================


(a) The price per share is based on the closing price of the PopMail common stock for the five business days ending two days prior to the February 9, 2000 closing.





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


                                POPMAIL.COM, INC.
              PRO FORMA UNAUDITED COMBINED STATEMENT OF OPERATIONS
                         52 WEEKS ENDED JANUARY 2, 2000

                                                                                       PRO FORMA              PRO FORMA
                                                        POPMAIL          IZ.COM       ADJUSTMENTS             COMBINED
                                                    -------------------------------------------------------------------------
Revenues                                            $ 12,273,198     $         -   $          -           $  12,273,198
Costs and expenses:
     Restaurant food, beverage and retail costs        3,144,513               -              -               3,144,513
     Restaurant operating expenses                     8,404,324               -              -               8,404,324
     Restaurant depreciation                           1,639,279               -              -               1,639,279
     Amortization of goodwill                          3,933,411               -     16,493,858      (1)     20,427,269
     Pre-opening expenses                                939,179               -              -                 939,179
     Selling, general, administrative and
     development expenses                              5,002,557       5,013,369              -              10,015,926
                                                    -------------------------------------------------     -------------------
                                                      23,063,263       5,013,369     16,493,858              44,570,490

     Loss from operations                            (10,790,065)     (5,013,369)   (16,493,858)            (32,297,292)
Other income (expense):
     Interest expense                                 (2,357,245)              -              -              (2,357,245)
     Interest Income                                      49,323          19,941              -                  69,264
     Warrant repricing                                (4,539,311)              -              -              (4,539,311)
     Debt guarantee costs                             (1,607,833)              -              -              (1,607,883)
     Financial advisory services                      (1,489,040)              -              -              (1,489,040)
                                                    -------------------------------------------------     -------------------
                                                      (9,944,106)         19,941              -              (9,924,165)
                                                    -------------------------------------------------     -------------------
     Net loss                                        (20,734,171)     (4,993,428)   (16,493,858)            (42,221,457)
Preferred stock dividends and accretion               (3,514,461)              -              -              (3,514,461)
                                                    -------------------------------------------------     -------------------
Net loss attributable to common shareholders        $(24,248,632)   $ (4,993,428)  $(16,493,858)          $ (45,735,918)
                                                    =================================================     ===================

Basic and diluted net loss per share:
     Net loss                                       $      (2.05)                                               $ (2.03)
                                                    =================                                     ===================
     Loss attributable to common shareholders       $      (2.40)                                               $ (2.20)
     Basic and diluted weighted average             =================                                     ===================
     outstanding shares                               10,108,451                     10,723,725              20,832,176


(1) Reflects goodwill arising from the IZ.com acquisition of $49,481,575 amortized on a straight-line basis over three years.







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